SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[  ]    Preliminary Proxy Statement         [  ]  Confidential, for Use of the
                                                  Commission Only (as
[X]     Definitive Proxy Statement                permitted by Rule 14a-6(e)(2))
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE KOREA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

[LOGO]                                                           345 Park Avenue
                                                        New York, New York 10154
                                                                  (800) 349-4281

The Korea Fund, Inc.                                             August 24, 2001
--------------------------------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") is to be held at 1:45 p.m., Seoul, Korea time, on Wednesday, October 3, 2001, at the offices of Zurich Scudder Investments Korea Limited, 8th Floor, Young Poong Building, 33, Seorin-Dong, Chongro-Gu, Seoul, 110-752, Korea. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect three Directors. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of each of the three nominees for Directors.

Respectfully,

/s/Nicholas Bratt                                      /s/Juris Padegs

Nicholas Bratt                                         Juris Padegs
President                                              Chairman of the Board





--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                              THE KOREA FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of

The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Korea Fund, Inc. (the "Fund") has been called to be held at the offices of Zurich Scudder Investments Korea Limited, 8th Floor, Young Poong Building, 33, Seorin-Dong, Chongro-Gu, Seoul, 110-752, Korea, on Wednesday, October 3, 2001 at 1:45 p.m., Seoul, Korea time, for the following purpose:

        To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Holders of record of the shares of common stock of the Fund at the close of business on August 3, 2001 are entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors,


/s/John Millette


John Millette,
Secretary

August 24, 2001








--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Zurich Scudder Investments Korea Limited ("Zurich Scudder Korea") 8th Floor, Young Poong Building, 33, Seorin-Dong, Chongro-Gu, Seoul, 110-752, Korea, on Wednesday, October 3, 2001 at 1:45 p.m., Seoul, Korea time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 24, 2001 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the three nominees referred to in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposal, which requires the approval of a majority of the shares present in person or by proxy at the Meeting.

Holders of record of the common stock of the Fund at the close of business on August 3, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 49,933,902 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2001 and a copy of the semiannual report for the six-month period ended December 31, 2000, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: ELECTION OF DIRECTORS

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class I -- Nominees to serve until 2004 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------
                         President; Managing      1999       Over $100,000   Over $100,000
                         Director of Zurich
                         Scudder Investments
                         Inc. ("Zurich Scudder"
                         or the "Investment
                         Manager"); Director,
                         Korea Society (private
                         society). Mr. Bratt
                         serves on the boards of
                         certain other funds
                         managed by Zurich
Nicholas Bratt (53)*+    Scudder.
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY 10154


                                       4

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Chairman of the Board;   1991       $10,001-        Over $100,000
                         Advisory Managing                   $50,000
                         Director of Zurich
                         Scudder. Mr. Padegs
                         serves on the boards of
                         certain other funds
                         managed by Zurich
                         Scudder.

Juris Padegs (69)*+
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY 10154

-------------------------------------------------------------------------------------------------------------
                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Vice President, Council  2001++      None            $1-$10,000
                         of the Americas; Vice
                         President, Americas
                         Society; Director,
                         Valero Energy Corp. Dr.
                         Purcell serves on the
                         boards of certain other
                         funds managed by Zurich
                         Scudder.

Susan Kaufman
Purcell (59)
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY 10154
-------------------------------------------------------------------------------------------------------------

                                       5

Information Concerning Continuing Directors

The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II -- Directors to serve until 2002 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Retired Vice            1996        $10,001-        $50,001-$100,000
                         Chairman, Chemical                  $50,000
                         Banking Corporation;
                         Director, ARAMARK
                         Corporation, and
                         Omnicom Group, Inc.;
                         Member, Council on
                         Foreign Relations;
                         Managing Director,
                         Metropolitan Opera
                         Association;
                         Previously Visiting
                         Professor/Executive-
Robert J. Callander (70) in-Residence,
c/o Zurich Scudder       Columbia University
Investments, Inc.        Business School;
345 Park Avenue          Formerly, Director,
New York, NY 10154       Barnes Group, Inc.
                         (until April 2001).
                         Mr. Callander serves
                         on the boards of
                         certain other funds
                         managed by Zurich
                         Scudder.
--------------------------------------------------------------------------------------------------------------

                                       6

Class II -- Directors to serve until 2002 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Chairman and             2001++      None            $50,001-$100,000
                         President, United
                         Nations Association
                         of the United States
                         of America;
                         Director, IDEX
                         Corporation (liquid
                         handling equipment
                         manufacturer),
                         Wickes Lumber
                         Company (building
                         materials), American
                         Online Latin
                         America, The Eurasia
                         Foundation, The
William H. Luers (72)    Gilman Foundation
c/o Zurich Scudder       and School of
Investments, Inc.        International and
345 Park Avenue          Public Affairs,
New York, NY 10154       Columbia University;
                         Member, Advisory
                         Board, The Trust for
                         Mutual
                         Understanding;
                         Member, Executive
                         Committee and Board
                         of Directors,
                         Institute for
                         East-West Studies;
                         formerly, President,
                         Metropolitan Museum
                         of Art (1986- 1999)
                         (retired), Director,
                         StoryFirst
                         Communications, Inc.
                         (owns television and
                         radio stations in
                         Russia and Ukraine)
                         (1996-1999). Mr.
                         Luers serves on the
                         boards of certain
                         other funds managed
                         by Zurich Scudder.
--------------------------------------------------------------------------------------------------------------

                                       7

Class II -- Directors to serve until 2002 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Professor (formerly      1994^(2)    None            None
                         Dean, 1999-2001),
                         College of Business
                         Administration,
                         Seoul National
                         University, Seoul,
                         Korea; Visiting
                         Professor of London
                         Business School
                         (1997-98);
                         President, Korea
                         Securities & Economy
Kesop Yun (56)           Institute (1994-95)
c/o Zurich Scudder       and Korea Tax
Investments, Inc.        Association
345 Park Avenue          (1994-95). Mr. Yun
New York, NY 10154       serves on the boards
                         of certain other
                         funds managed by
                         Zurich Scudder.
-------------------------------------------------------------------------------------------------------------


                                       8

Class III -- Directors to serve until 2003 Annual Meeting of Stockholders:

                         Present Office with the
                         Fund, if any; Principal              Dollar Range    Aggregate Dollar Range of
                         Occupation or                        of Equity       Equity Securities in All
                         Employment and           Year        Securities in   Registered Investment
Name (Age)               Directorships            First       the Fund as of  Companies Overseen by Director
Address                  in Publicly Held         Became a    June 30,        in Family of Investment
Interested Director      Companies                Director    2001^(1)        Companies as of June 30, 2001^(1)
--------------------------------------------------------------------------------------------------------------

                         Clinical Professor of    2000        $10,001-        $50,001-$100,000
                         Finance, Stern School                $50,000
                         of Business, New York
                         University; previously,
                         Managing Director, J.P.
                         Morgan (investment banking
                         firm) (until 1996). Mr.
                         Froewiss serves on the
                         boards of certain other
                         funds managed by
Kenneth C. Froewiss      Zurich Scudder.
(55)
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY 10154

                         Director and Chief       2000        $50,001-        Over $100,000
                         Executive Officer, IMF               $100,000
                         Editora Ltda.
                         (financial publisher);
                         Director, Brazilian
                         Association of
                         Securities Analysts
                         (ABAMEC-Brazil) and
                         Board of Association of
                         Certified International
                         Investment Analysts
Ronaldo A. da Frota      (ACIIA). Mr. da Frota
Nogueira (62)            Nogueira serves on the
c/o Zurich Scudder       boards of certain other
Investments, Inc.        funds managed by Zurich
345 Park Avenue          Scudder.
New York, NY 10154





All Directors and Officers as a group                        18,523 Shares
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Zurich Scudder, Daewoo Capital Management Co., Ltd. ("DCM" or the "Korean Advisor"), or Zurich Scudder Korea. Mr. Padegs and Mr. Bratt are each deemed to be an interested person because of their affiliation with the Fund's investment manager, Zurich Scudder, or because they are Officers of the Fund, or both.
+ Mr. Padegs and Mr. Bratt are members of the Executive Committee of the Fund.
++ Dr. Purcell and Mr. Luers were appointed Directors of the Fund by the Fund's Board and its Noninterested Directors on April 4, 2001, effective July 18, 2001, as further described below.
^(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
^(2)  Previously served on the Board from 1984 to 1988.

The composition of the Board of Directors commencing on July 18, 2001 reflects an effort to align more closely the composition of the Boards of Directors of several of the closed-end funds that are managed by Zurich Scudder. The Board believes that this alignment may result in certain efficiencies, including reducing Board meeting costs. Accordingly, as noted above, Dr. Purcell and Mr. Luers were appointed to the Board effective July 18, 2001. In addition, Messrs. Hugh T. Patrick and Tai Ho Lee resigned from the Board, effective July 18, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the outstanding shares of the Fund and written representations from certain of such persons, all filings required for the fiscal year ended June 30, 2001 by Section 16(a) of the Securities and Exchange Act of 1934 were timely, except that Harold D. Kahn, Ronaldo A. da Frota Nogueira and Martin Feinstein filed late Forms 3.

According to filings made with the SEC in February 2001 and March 2001, respectively, the following owned beneficially more than 5% of the Fund's outstanding stock:

President and Fellows of Harvard, c/o Harvard Management Company, 600 Atlantic Ave., Boston, MA 02210 reported beneficial ownership of 3,252,806 shares, or 6.5%;

Brinson Partners Inc., 209 South LaSalle Street, Chicago, IL 60604, reported beneficial ownership of 3,193,600 shares or 6.4%.

Except as noted above, to the best of the Fund's knowledge, as of June 30, 2001, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

Messrs. William H. Gleysteen, Jr. and Wilson Nolen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Gleysteen served as a Director of the Fund since 1984 and retired from the Board in 1999. Mr. Nolen served as a Director of the Fund since 1984 and retired from the Board in 2000. Messrs. Tai Ho Lee, Sidney Robbins and Robert W. Lear serve as Emeritus Founding Directors of the Fund. Mr. Tai Ho Lee served as a Director of the Fund since 1984 and resigned from the Board in 2001. Mr. Robbins served as a Director of the Fund since 1984 and resigned from the Board in 1995. Mr. Lear served as a Director of the Fund since 1984 and resigned from the Board in 1996.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met four times during the fiscal year ended June 30, 2001. All Directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they serve as regular members, except Sang C. Lee, a former Director, who attended none of the meetings, Tai Ho Lee, a former Director and now an Emeritus Founding Director, who attended 44% of the meetings, and Kesop Yun, who attended 67% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Zurich Scudder ("Noninterested Directors") as defined in the 1940 Act, which met once during the fiscal year ended June 30, 2001. The members of the Audit Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange, Inc. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited financial statements, reviews the independent accountants' required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit A.

At a meeting held on July 18, 2001, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2002. The Fund's financial statements for the fiscal year ended June 30, 2001 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^(1):

                                        Financial Information Systems
             Audit Fees                Design and Implementation Fees             All Other Fees^(2)
-------------------------------------------------------------------------------------------------------------
              $114,000                               $0                              $6,680,586
-------------------------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, Zurich Scudder and all entities controlling, controlled by, or under common control with Zurich Scudder that provide services to the Fund.

-------------------
^(1) In addition to the amount shown in the table, PricewaterhouseCoopers LLP's incurred fees for professional services rendered for audit and tax services provided to other Zurich Scudder-advised funds were approximately $3,548,900.

^(2) All Other Fees includes $1,451,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for Zurich Scudder and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, Zurich Scudder and entities controlling, controlled by or under common control with Zurich Scudder that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the fiscal year ended June 30, 2001 included in the Fund's Annual Report for the fiscal year ended June 30, 2001 (the "Annual Report"), at a meeting held on August 17, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Callander, Froewiss, Luers, da Frota Nogueira and Yun, and Dr. Purcell.

Committee on Independent Directors

The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met three times during the fiscal year ended June 30, 2001. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 4, 2001 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, when the full Board of Directors is not in session, except for the declaration of dividends and distributions. Messrs. Bratt and Padegs are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended June 30, 2001.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are currently members of the Valuation Committee, with Messrs. Padegs and Callander as alternates. The Valuation Committee met once during the fiscal year ended June 30, 2001.

Executive Officers

In addition to Mr. Bratt, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;               Year First Became
Name (Age)                             Principal Occupation or Employment^(1)             an Officer^(2)
-----------------------------------------------------------------------------------------------------------
Judith A. Hannaway (48)       Vice President; Managing Director of Zurich Scudder.             1997

John R. Hebble (43)           Treasurer; Senior Vice President of Zurich Scudder.              1998

Thomas Lally (33)             Assistant Treasurer; Senior Vice President of Zurich             2001
                              Scudder.

John J. Lee (43)              Vice President; Managing Director of Zurich Scudder.             1994

Brenda Lyons (38)             Assistant Treasurer; Senior Vice President of Zurich             2000
                              Scudder.

John Millette (39)            Vice President and Secretary; Vice President of Zurich           1999
                              Scudder.

Dong Wook Park (54)           Vice President; Director of Daewoo Capital Management            1986
                              Co., Ltd.

Caroline Pearson (39)         Assistant Secretary; Managing Director of Zurich                 1998
                              Scudder; formerly, Associate, Dechert Price & Rhoads
                              (law firm).

Kathryn L. Quirk (48)         Vice President and Assistant Secretary; Managing                 1987
                              Director of Zurich Scudder.
-----------------------------------------------------------------------------------------------------------

^(1) Unless otherwise stated, all Executive Officers have been associated with Zurich Scudder for more than five years, although not necessarily in the same capacity.

^(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Directors not affiliated with Zurich Scudder, DCM or Zurich Scudder Korea was $112,675, including expenses, for the fiscal year ended June 30, 2001. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Zurich Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Zurich Scudder and participate in the fees paid to that firm (see "Investment Manager," page 14), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and Zurich Scudder, plus compensation received from all funds managed by Zurich Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2000

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)
-------------------------------------------------------------------------------------------------------------
                                                                                    Aggregate Compensation
                                                                                    as a Director/Trustee
                                                                                    of the Fund and Other
                                                                                    Scudder Funds
                                            Pension or
                             Aggregate      Retirement Benefits   Estimated Annual              Paid by
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     Paid by     Zurich
Position                     from the Fund  Fund Expenses         Retirement        Funds       Scudder
-------------------------------------------------------------------------------------------------------------
Robert J. Callander,         $13,250        N/A                   N/A               $52,836     $0
Director                                                                            (5 funds)

Kenneth C. Froewiss,         $4,701         N/A                   N/A               $42,951     $0
Director                                                                            (4 funds)

Sang C. Lee,*                $5,315         N/A                   N/A               $5,315      $0
Director                                                                            (1 fund)

Tai Ho Lee,*                 $11,500        N/A                   N/A               $11,500     $0
Director                                                                            (1 fund)

Ronaldo A. da Frota          $4,701         N/A                   N/A               $47,451     $0
Nogueira,                                                                           (4 funds)
Director

Wilson Nolen,*               $9,565         N/A                   N/A               $16,663     $0
Director                                                                            (2 funds)

Hugh T. Patrick,*            $13,250        N/A                   N/A               $25,750     $0
Director                                                                            (2 funds)

Kesop Yun,                   $10,250        N/A                   N/A               $21,250     $0
Director                                                                            (2 funds)
-------------------------------------------------------------------------------------------------------------

* Mr. Sang C. Lee and Mr. Nolen did not stand for reelection at the October 4, 2000 Annual Meeting of Stockholders of the Fund. Mr. Tai Ho Lee and Mr. Patrick resigned as Directors of the Fund as of July 18, 2001.

Dr. Purcell and Mr. Luers, who were appointed Directors of the Fund as of July 18, 2001, received $24,250 and $121,492, respectively, paid by certain funds advised by Zurich Scudder during 2000 for serving on the Boards of two such funds and twenty-seven such funds, respectively, advised by Zurich Scudder. Mr. Luers received an additional $7,475 paid by Zurich Scudder for attending Board meetings regarding fund mergers, liquidations and board consolidations. In addition, Mr. Luers received a retirement benefit provided to those Noninterested Directors of certain open-end funds advised by Zurich Scudder who volunteered to leave the Board prior to their normal retirement date in order to facilitate the nomination of a consolidated board overseeing certain open-end Scudder funds advised by Zurich Scudder. Inasmuch as Zurich Scudder also is expected to benefit from the administrative efficiencies of a consolidated board, Zurich Scudder reimbursed the Scudder funds for half the cost of this benefit.

The Noninterested Directors are not entitled to benefits under any pension or retirement plan. A benefit will be provided to Mr. Patrick, who volunteered to leave the Board prior to his normal retirement date in order to facilitate the nomination of a consolidated board overseeing the various closed-end funds advised by Zurich Scudder. Inasmuch as Zurich Scudder will also benefit from the administrative efficiencies of a consolidated board, Zurich Scudder has agreed to reimburse the Fund for the entire cost of this benefit, which is expected to be an amount equal to the annual retainer and meeting fees for regularly scheduled meetings that Mr. Patrick would have received through October 2001.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

Investment Manager

The Investment Manager located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, the firm had more than $370 billion in assets under management, of which $260 billion represents funds managed for third-party institutional and retail customers. The principal source of the Investment Manager's income is professional fees received from providing continuing investment advice. The Investment Manager also serves as the Fund's administrator.

The Investment Manager is a Delaware corporation. Steven Gluckstern^(1) is the Chairman of the Board and a Director, Edmond D. Villani^(2) is the President, Chief Executive Officer and a Director, Kathryn L. Quirk^(2) is the General Counsel, Chief Compliance Officer and Secretary, Farhan Sharaff^(2) is the Chief Investment Officer, Chris C. DeMaio^(2) is the Treasurer, each of Nicholas Bratt^(2) and Lynn S. Birdsong^(2) are Corporate Vice Presidents and Directors, and Laurence W. Cheng^(3), Martin Feinstein(4) and Gunther Gose^(3) are Directors of the Investment Manager. The principal occupation of Edmond D. Villani, Kathryn L. Quirk, Farhan Sharaff, Chris C. DeMaio, Nicholas Bratt and Lynn S. Birdsong is serving as a Managing Director of the Investment Manager; the principal occupation of Steven Gluckstern is serving as Chief Executive Officer of the Global Asset Businesses of Zurich Financial Services; the principal occupation of Laurence W. Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Martin Feinstein is serving as Chief Executive Officer of Farmers Insurance Group; and the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company.

The outstanding securities of the Investment Manager as of March 31, 2001 are held of record 1.3% by Zurich Insurance Company(1); 35.8% and 16.1% by Zurich Holding Company of America ("ZHCA")^(5) and Zurich Financial Services (UKISA) Limited^(6) respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH")^(7), a wholly owned subsidiary of Zurich Holding Company of America; 15.6% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Trust"); and 4.1% by the Trust.

On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services. Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial Services.

The transaction did not affect Zurich Insurance Company's ownership interest in the Investment Manager or the Investment Manager's operations.

The home offices of Zurich Financial Services are located at Mythenquai 2, 8002 Zurich Switzerland.

-------------------
^(1) 54 Thompson Street, Third Floor, New York, NY

^(2) 345 Park Avenue, New York, NY 10154

^(3) Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland

^(4) 4680 Wilshire Boulevard, Los Angeles, CA 90010

^(5) 1400 American Lane, Schaumburg, IL 60196

^(6) 22 Arlington Street, London SW1A, 1RW United Kingdom

^(7) 222 South Riverside Plaza, Chicago, IL 60606

The Korean Advisor

Daewoo Capital Management Co., Ltd., acts as Korean Advisor to Zurich Scudder, the Fund's investment manager. The Korean Advisor provides advice, research and assistance to Zurich Scudder.

The Korean Advisor, an investment advisor registered under the United States Investment Advisers Act of 1940, was organized in February 1988 under the laws of the Republic of Korea. The Korean Advisor is wholly owned by Daewoo Securities Co., Ltd. ("Daewoo Securities"), Daewoo Securities Building, 34-3 Youido-dong, Yongdung po-gu, Seoul, Korea.

The Korean Advisor has the following Board of Directors:

Name and Position
with the Korean Advisor             Principal Occupation                 Address
-------------------------------------------------------------------------------------------------------------
Dong-Wook Park,                     Managing Director/CEO                707-203 JeongBal-Maeul
Managing Director/CEO               Daewoo Capital Management Co., Ltd.  1004 Madu-dong, Ilsan-gu
                                                                         Koyang City, Kyunggi-do, Korea
                                                                         (Zip Code: 411-350)

Soo-Hyung Jin,                      Chief Executive Officer and          1309-1005 Ju-gong APT,
Non-Standing Auditor                President,                           Chulsan-dong, Gwangmyung City
                                    Seoul Investment Trust Management     Kyunggi-do, Korea
                                    Co., Ltd.                            (Zip Code: 423-030)

Ill-Seob Han,                       Director,                            310-905 Woosung APT,
Non-Standing Director               Daewoo Securities Co., Ltd.          Moonchun-Maeul, Jooyup-dong Koyang
                                                                         City, Kyunggi-do, Korea
                                                                         (Zip Code: 411-370)

Young-Han Kim,                      Director,                            A-301 Hansung APT,
Non-Standing Director               Daewoo Securities Co., Ltd.          Yoido-dong, Yungdungpo-gu
                                                                         Seoul, Korea
                                                                         (Zip Code: 150-716)
-------------------------------------------------------------------------------------------------------------

It is expected that Zurich Scudder Korea will employ certain employees of DCM and will launch its investment advisory business in Korea as soon as practicable after it receives its license to operate as an investment advisory company in Korea. As a result of this transaction (the "Transaction"), Zurich Scudder Korea would replace DCM as the Korean advisor to Zurich Scudder. On April 12, 2000, stockholders of the Fund approved a new Research and Advisory Agreement between Zurich Scudder and Zurich Scudder Korea, effective on the consummation of the Transaction. On August 9, 2001, Zurich Scudder Korea received its license to operate as an investment advisory company in Korea. Zurich Scudder Korea is also registered with the United States Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended.

The address of Zurich Scudder Korea is 8th Floor, Young Poong Building, 33, Seorin-Dong, Chongro-Gu, Seoul, 110-752, Korea. Zurich Scudder Korea is, and will be following the Transaction, wholly owned by Zurich Scudder.

Zurich Scudder Korea has the following Board of Directors:

Name and Position
with Zurich Scudder Korea           Principal Occupation                 Address
-------------------------------------------------------------------------------------------------------------
Nicholas Bratt,                     Managing Director,                   c/o Zurich Scudder Investments,
Director                            Zurich Scudder                       Inc.
                                                                         345 Park Avenue
                                                                         New York, NY 10154

William H. Gleysteen, Jr.,          Consultant; Guest Scholar,           c/o Zurich Scudder Investments,
Director                            Brookings Institution;               Inc.
                                    President, The Japan Society, Inc.   345 Park Avenue
                                    (1989-December 1995)                 New York, NY 10154

Wonik Lee,                          Director, President, and             c/o Zurich Scudder Korea,
Director, President and             Chief Executive Officer,             8th Floor, Young Poong Building
Chief Executive Officer             Zurich Scudder Korea                 33, Seorin-Dong, Chongro-Gu
                                                                         Seoul, 110-752, Korea

Chang-Geun Nam,                     Senior Vice President,               c/o Zurich Scudder Korea,
Director                            Zurich Scudder                       8th Floor, Young Poong Building
                                                                         33, Seorin-Dong, Chongro-Gu
                                                                         Seoul, 110-752, Korea
-------------------------------------------------------------------------------------------------------------

Brokerage Commissions on Portfolio Transactions

Zurich Scudder places orders for portfolio transactions with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Zurich Scudder may place such transactions with brokers and dealers that sell shares of funds advised by Zurich Scudder. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Zurich Scudder is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Zurich Scudder. Allocation of portfolio transactions is supervised by Zurich Scudder.

Principal Underwriter

Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for the Fund.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Zurich Scudder. The Fund has retained Georgeson Shareholder Communications, Inc., 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $9,000 plus expenses, of which $4,000 will be paid by Zurich Scudder and $5,000 plus expenses will be paid by the Fund. Other costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson Shareholder Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 3, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2002 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Zurich Scudder Investments, Inc. at 345 Park Avenue, New York, New York 10154, by April 26, 2002. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2002 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 10, 2002. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,


/s/John Millette

John Millette
Secretary
345 Park Avenue
New York, New York 10154

August 24, 2001

                                   Exhibit A

                              THE KOREA FUND, INC.

                            Audit Committee Charter

                                 April 5, 2000

This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of the above-named fund (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

(1) Organization. The Committee shall be composed of three or more members of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment (or must become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

(2) Meetings. The Committee shall meet on a regular basis as necessary or appropriate and is empowered to hold special meetings as circumstances require.

(3)  Committee Purposes. The purposes of the Committee are as follows:

     (a) To oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers to the Fund;

     (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) To act as a liaison between the Fund's independent auditors and the full Board of Directors.

     (d) The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

(4) Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

     (a) To recommend to the Board of Directors the selection of the Fund's independent auditors, on the condition that the independent auditors are ultimately accountable to the Board of Directors and the Committee and that the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

     (b) To request and evaluate on an annual basis a formal written statement from the independent auditors delineating all significant relationships between the independent auditors and the Fund and the Investment Advisor and recommend that the Board of Directors take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the auditors' independence.

     (c) To meet with the Fund's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Fund and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund;

     (d) To meet regularly with the chief financial and accounting officers of the Fund to discuss any matters addressed herein that the Committee believes should be raised with said officers;

     (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures or internal accounting controls;

     (f) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(5) Resources and Authority. The Committee shall have the resources and authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Fund.

(6) Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                                   This page
                                  intentionally
                                   left blank.

                                   This page
                                  intentionally
                                   left blank.

PROXY                      THE KOREA FUND, INC.                            PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                Annual Meeting of Stockholders - October 3, 2001

     The undersigned hereby appoints Juris Padegs, Caroline Pearson, and Kathryn
L. Quirk and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of The Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Zurich Scudder Investments Korea Limited, Seoul, Korea, on Wednesday, October 3, 2001 at 1:45 p.m., Seoul, Korea
time,  and  at  any  adjournments  or  postponements   thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" the proposal listed below.

The election of Directors:

    FOR all nominees listed below                        WITHHOLD AUTHORITY
    (except as noted to the contrary below) /    /       to vote for all nominees listed below /    /

    Nominees:  Class I: Nicholas Bratt, Juris Padegs and Susan Kaufman Purcell

    (INSTRUCTION  To withhold  authority to vote for any individual  nominee,  write that nominee's name on the space provided below.)

    ___________________________________                                     (continued on other side)




The Proxies are authorized to vote in their discretion on any business which may properly come before the meeting and any adjournments thereof.


                                                        Please sign exactly as your name or names appear.
                                                        When signing as attorney, executor, administrator,
                                                        trustee or guardian, please give your full title as such.

                                                        _________________________________________________________
                                                                      (Signature of Stockholder)

                                                        _________________________________________________________
                                                                      (Signature of joint owner, if any)

                                                        Date _____________________________________________ , 2001



            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED